UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

July 10, 2015

DEX MEDIA, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-35895	13-2740040
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 West Airfield Drive, P.O. Box 619810, DFW Airport, Texas 75261

(Address of Principal Executive Offices)

(972) 453-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

Dex Media, Inc. (the “Company”) has retained financial advisors Moelis & Company LLC and Alvarez & Marsal North America, LLC and legal advisors Kirkland & Ellis LLP to advise management and the board of directors in their ongoing implementation of the Company’s strategic plan, which includes initiatives to enhance revenue, reshape client offerings, streamline operations and evaluate its capital structure.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

DEX MEDIA, INC.

		By:	/s/ Raymond R. Ferrell
			Name:	Raymond R. Ferrell
			Title:	Executive Vice President —
General Counsel and Corporate Secretary

Date:	July 10, 2015